Income taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income taxes
Income taxes

Income before Income Taxes

	U.S.	Non-U.S.	Total
2013	$1,507	$1,247	$2,754
2012	319	1,616	1,935
2011	1,791	1,164	2,955

Provision (Benefit) for Income Taxes

	U.S. Federal	Non-U.S.	U.S. State	Total
2013:
Current	$291	$247	$4	$542
Deferred	17	33	—	50
Total	$308	$280	$4	$592

2012:
Current	$(108)	$156	$(2)	$46
Deferred	65	65	—	130
Total	$(43)	$221	$(2)	$176

2011:
Current	$518	$138	$8	$664
Deferred	20	24	11	55
Total	$538	$162	$19	$719

To conform with current period reporting, we reclassified $571 million of 2012 prepaid taxes associated with intercompany profit in ending inventory from Current assets: Deferred income taxes to Prepaid expenses and other current assets on the Consolidated balance sheets.

In the Provision (Benefit) for Income Taxes table above, this change resulted in a reclassification of approximately $65 million and $174 million for 2012 and 2011, respectively, from the deferred provision to the current provision.

Principal reconciling items from income tax computed at the statutory federal rate follow:

	2013	2012	2011
Computed tax at statutory rate	$964	$677	$1,034
Non-U.S. effective tax rates	(156)	(345)	(245)
U.S. R&D tax credit	(129)	—	(58)
U.S. tax benefit for manufacturing	(66)	(158)	(31)
Impact of changes to uncertain tax positions	(14)	(88)	—
Non-deductible expenses	13	42	27
Other	(20)	48	(8)
Total provision for income taxes	$592	$176	$719

The total provision for 2013 in the reconciliation above includes $79 million of discrete tax benefits primarily for the reinstatement of the U.S. R&D tax credit retroactive to 2012. Included in the Non-U.S. effective tax rates reconciling item are tax benefits from tax holidays of $40 million, $51 million and $18 million in 2013, 2012 and 2011, respectively. The tax benefits relate to our operations in Malaysia and the Philippines, and expire in 2018 and 2017, respectively. The total provision for 2012 includes $252 million of discrete tax benefits primarily for additional U.S. tax benefits for manufacturing related to the years 2000 through 2011.

The primary components of deferred income tax assets and liabilities were as follows:

	December 31,
	2013	2012
Deferred income tax assets:
Deferred loss and tax credit carryforwards	$345	$382
Accrued expenses	265	331
Stock-based compensation	262	366
Postretirement benefit costs recognized in AOCI	262	357
Inventories and related reserves	162	163
Other	175	209
	1,471	1,808
Valuation allowance	(219)	(221)
	1,252	1,587
Deferred income tax liabilities:
Acquisition-related intangibles and fair-value adjustments	(804)	(921)
Accrued retirement costs for defined benefit and retiree health care	(211)	(243)
International earnings	(121)	(102)
Property, plant and equipment	(57)	(131)
Other	(8)	(11)
	(1,201)	(1,408)
Net deferred income tax asset	$51	$179

The deferred income tax assets and liabilities based on tax jurisdictions are presented on the Consolidated balance sheets as follows:

	December 31,
	2013	2012
Current deferred income tax assets	$393	$473
Noncurrent deferred income tax assets	207	280
Current deferred income tax liabilities	(1)	(2)
Noncurrent deferred income tax liabilities	(548)	(572)
Net deferred income tax asset	$51	$179

We make an ongoing assessment regarding the realization of U.S. and non-U.S. deferred tax assets. This assessment is based on our evaluation of relevant criteria, including the existence of deferred tax liabilities that can be used to absorb deferred tax assets, taxable income in prior carryback years and expectations for future taxable income. In 2013, we recognized a net decrease of $2 million in our valuation allowance, due to valuation allowances on unutilized tax credits.

We have U.S. and non-U.S. tax loss carryforwards of approximately $124 million, none of which will expire before the year 2023.

A provision has been made for deferred taxes on undistributed earnings of non-U.S. subsidiaries to the extent that dividend payments from these subsidiaries are expected to result in additional tax liability. The remaining undistributed earnings of approximately $6.87 billion at December 31, 2013, have been indefinitely reinvested outside of the U.S.; therefore, no U.S. tax provision has been made for taxes due upon remittance of these earnings. The indefinitely reinvested earnings of our non-U.S. subsidiaries are primarily invested in tangible assets such as inventory and property, plant and equipment. Determination of the amount of unrecognized deferred income tax liability is not practical because of the complexities associated with its hypothetical calculation.

Cash payments made for income taxes, net of refunds, were $569 million, $171 million and $902 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Uncertain tax positions
We operate in a number of tax jurisdictions, and our income tax returns are subject to examination by tax authorities in those jurisdictions who may challenge any item on these tax returns. Because the matters challenged by authorities are typically complex, their ultimate outcome is uncertain. Before any benefit can be recorded in the financial statements, we must determine that it is “more likely than not” that a tax position will be sustained by the appropriate tax authorities. We recognize accrued interest related to uncertain tax positions and penalties as components of OI&E.

The changes in the total amounts of uncertain tax positions are summarized as follows:

	2013	2012	2011
Balance, January 1	$184	$210	$103
Additions based on tax positions related to the current year	7	12	15
Additions from the acquisition of National	—	—	132
Additions for tax positions of prior years	19	45	3
Reductions for tax positions of prior years	(10)	(92)	(39)
Settlements with tax authorities	(96)	39	(4)
Expiration of the statute of limitations for assessing taxes	(13)	(30)	—
Balance, December 31	$91	$184	$210

Interest income (expense) recognized in the year ended December 31	$(10)	$32	$1

Interest payable (receivable) as of December 31	$5	$(8)	$3

The liability for uncertain tax positions and the interest payable are components of Deferred credits and other liabilities on our December 31, 2013, Consolidated balance sheets.

All of the $91 million liability for uncertain tax positions as of December 31, 2013, are positions that, if recognized, would impact the tax rate. If these tax liabilities are ultimately realized, $76 million of existing deferred tax assets would also be realized, related to refunds from counterparty jurisdictions resulting from procedures for relief from double taxation. Regarding the $91 million liability:

•
About $55 million of the liability represents uncertain tax positions for tax years in jurisdictions in which audit assessments have not been made. The liability is primarily related to transfer pricing issues for which procedures for relief from double taxation will mitigate the tax rate impact of any difference between the actual tax assessments and our estimates. The increase in the liability for transfer pricing issues for the next 12 months is expected to be about $6 million.

•
About $36 million of the liability represents audit assessments subject to ongoing procedures for relief from double taxation. Settlement of the $36 million is subject to timely completion of the tax treaty processes and some portion of that liability may be settled within the next 12 months. Settlement would not have a significant tax rate impact, as the tax rates of the counterparty jurisdictions are similar.

Within the $184 million liability for uncertain tax positions as of December 31, 2012, are uncertain tax positions totaling $159 million that, if recognized, would impact the tax rate. If these tax liabilities are ultimately realized, $78 million of deferred tax assets would also be realized, primarily related to refunds from counterparty jurisdictions resulting from procedures for relief from double taxation.

As of December 31, 2013, the statute of limitations remains open for U.S. federal tax returns for 2010 and following years. Audit activities related to our U.S. federal tax returns through 2009 have been completed except for certain pending tax treaty procedures for relief from double taxation and the review of refunds claimed on amended returns for years prior to 2010. The procedures for relief from double taxation pertain to U.S. federal tax returns for the years 2004 through 2009.

In non-U.S. jurisdictions, the years open to audit represent the years still open under the statute of limitations. With respect to major jurisdictions outside the U.S., our subsidiaries are no longer subject to income tax audits for years before 2006.